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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  April 13, 2000


                               Inamed Corporation
                               ------------------
               (Exact Name of Registrant as Specified in Charter)


      Delaware                     001-09741                      59-0920629
      --------                     ---------                      ----------
(State or Other Juris-         (Commission File                 (IRS Employer
diction of Incorporation)            Number)                 Identification No.)


5540 Ekwill Street - Suite D, Santa Barbara, California           93111-2919
-------------------------------------------------------           ----------
(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number:   (805) 692-5400


                                      N/A
                                      ---
         (Former Name or Former Address, if Changed Since Last Report)

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Item 4.  Changes in Registrant's Certifying Accountant.

         In a letter dated April 13, 2000, BDO Seidman, LLP ("BDO Seidman") informed Inamed Corporation (the "Company") of its resignation as the Company's independent certified public accountants effective as of the date of the letter.

         The Company is not aware of any "disagreements" between the Company and BDO Seidman or any other "reportable events" (each term as defined in Item 304 of Regulation S-K) during fiscal 1999 or 1998 or the interim period preceding BDO Seidman's resignation as the Company's independent certified public accountants.

         The Company has provided BDO Seidman with a copy of this Form 8-K and has requested BDO Seidman to furnish a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of such letter will be filed as an exhibit to an amendment to this Form 8-K pursuant to Item 304(a)(3) of Regulation S-K.

         Effective April 17, 2000, the Company engaged Arthur Andersen LLP ("Arthur Andersen") as its independent accountants. The Company did not consult with Arthur Andersen regarding any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.


Item 7.  Financial Statements and Exhibits.

         (a) Financial Statements
             Not Applicable

         (b) Pro Forma Financial Information
             Not Applicable

         (c) Exhibits

             16.1 Letter from BDO Seidman, LLP resigning as independent certified public accountants to the Company

             16.2 Letter from BDO Seidman, LLP pursuant to Item 304(a)(3) of Regulation S-K*


______________________________
*  To be filed by amendment



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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        INAMED CORPORATION


Date:  April 20, 2000                   By:    /s/ David E. Bamberger
                                           -------------------------------------
                                           Name:   David E. Bamberger
                                           Title:  Senior Vice President
                                                   Secretary and General Counsel


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                                 EXHIBIT INDEX

The following exhibits are filed herewith.

Exhibit                           Description

 16.1 Letter from BDO Seidman, LLP resigning as independent certified public accountants to the Company

 16.2    Letter from BDO Seidman, LLP pursuant to Item 304(a)(3) of
         Regulation S-K*



________________________
*  To be filed by amendment.


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